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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 23, 2001
                    ----------------------------------------
                                (Date of Report)


                                February 22, 2001
                    ----------------------------------------
                        (Date of Earliest Event Reported)


                              POLAROID CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                       1-4085                 04-1734655
-------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)

               784 Memorial Drive, Cambridge, Massachusetts 02139
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               (Address of principal executive offices) (Zip Code)

                                  781-386-2000
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              (Registrant's telephone number, including area code)

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Item 5.  Other Events

         On February 22, 2001, Polaroid Corporation issued a press release that announced a restructuring plan. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7(c).  Exhibits

Exhibit 99.1 Polaroid Corporation press release dated February 22, 2001, that announced a restructuring plan.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     POLAROID CORPORATION
                                         (Registrant)

                                     By:        /s/ LOUISE L. CAVANAUGH
                                                ----------------------------
                                                Louise L. Cavanaugh
                                                Senior Corporate Attorney
                                                  and Assistant Secretary

                                     Dated:     February 23, 2001